Exhibit 10.27

COMMERCIAL CONSTRUCTION TO PERMANENT LOAN AGREEMENT

LOAN NUMBER	ORIGINAL PRINCIPAL BALANCE	ORIGINAL AGREEMENT DATE	EFFECTIVE DATE
22016770_Ml	$4,460,269.00	May 26, 2022	December 28, 2022
DESCRIPTION OF THE EXISTING DEBT
Commercial Real Estate

BORROWER INFORMATION
GA HIA, LLC 1755 TELSTAR DRIVE STE 501 COLORADO SPRINGS, CO 80920

GUARANTOR INFORMATION
JAY WILLIAM ROTH 3941 HIGH FOREST RD COLORADO SPRINGS, CO 80908	OLD MILL, LLC 337 E PIKES PEAK AVE, STE 200 COLORADO SPRINGS, CO 80906	MATTHEW R. CRADDOCK IRREVOCABLE TRUST 337 EAST PIKES PEAK AVENUE COLORADO SPRINGS, CO 80903

AGREEMENT. “Agreement” means this Change in Terms Agreement.

EXISTING DEBT. “Existing Debt” means the indebtedness evidenced by an instrument executed on May 26, 2022 in the original principal amount of $4,460,269.00 with a remaining balance due of $60,262.40 and a maturity date of May 26, 2043.

LENDER. “Lender” means Pinnacle Bank whose address is P.O. Box 430, 884 Elbert Street, Elberton, Georgia 30635, its successors and assigns.

SECURITY TO AGREEMENT. Security for the Agreement is granted pursuant to the following document(s):

●	Security Instrument (Mortgage/Deed of Trust/Security Deed) in the amount of $4,460,269.00, dated May 26, 2022 evidencing a lien on the property located at 315 & 323 SW BROAD STREET; 320 SW MAPLE STREET; 312 SW JESSE JEWELL PKWY AND SW MAPLE STREET, GAINESVILLE, GA 30501.

●	Assignment of Leases and Rents dated May 26, 2022 evidencing an assignment of leases and rents on the property located at 315 & 323 SW BROAD STREET; 320 SW MAPLE STREET; 312 SW JESSE JEWELL PKWY AND SW MAPLE STREET, GAINESVILLE, GA 30501.

●	Security Agreement dated May 26, 2022 evidencing security interest in ALL FURNITURE, FIXTURES AND EQUIPMENT.

TERMS AND PROVISIONS. In consideration of the terms and provisions contained in this Agreement and in the instrument(s) evidencing the Existing Debt and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the terms of the instrument(s) evidencing the Existing Debt are modified effective December 28, 2022, as follows:

ADDING LIMITED GUARANTOR TO LOAN AS FOLLOWS: OLD MILL, LLC A COLORADO LIMITED LIABILITY COMPANY WITH A 30% LIMITED GUARANTY.

ADDING LIMITED GUARANTOR TO LOAN AS FOLLOWS: MATTHEW R. CRADDOCK IRREVOCABLE TRUST WITH A 5% LIMITED GUARANTY.

RATIFICATION AND CONTINUED VALIDITY. Except for the terms expressly modified by this Agreement, the undersigned hereby acknowledge they are still bound by the terms of the instruments and prior modifications, extensions, and supplements evidencing the Existing Debt as if they were fully set forth and repeated in this Agreement and that those terms will continue to bind the parties as provided in this Agreement and those instruments and agreements as set forth therein. Consent to this Agreement does not waive the right to strictly enforce any rights under this Agreement or the instruments or agreements evidencing the Existing Debt. Consent to this Agreement does not require any party to enter into another agreement like this one in the future. This Agreement shall not be construed as a novation or extinguishment of the Existing Debt, but a restatement of the Existing Debt with modifications.

OTHER RESPONSIBLE PARTIES. Any parties liable for the Existing Debt, including without limitation, cosigners, guarantors, and hypothecators, are not relieved of any obligation except as expressly relieved in this Agreement or any other writing. The liability of any party who signed the instruments evidencing the Existing Debt, whether primary or secondary, continues in full force and effect, even if that party does not sign this Agreement.

HEADINGS The headings are for the general convenience of the parties in identifying subject matter. The headings have no limiting effect on the text that follows any particular heading.

SINGULAR AND PLURAL TERMS. All words in the singular shall include the plural and the plural shall include the singular.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ADDITIONAL PROVISIONS. ADDING LIMITED GUARANTORS TO LOAN AS FOLLOWS: OLD MILL, LLC A COLORADO LIMITED LIABILITY COMPANY WITH A 30% LIMITED GUARANTY AND MATTHEW R. CRADDOCK IRREVOCABLE TRUST WITH A 5% LIMITED GUARANTY.

ALL OTHER TERMS REMAIN TETE SAME.

By signing this Agreement, each Borrower and Guarantor acknowledges reading, understanding, and agreeing to all its provisions, and receiving a copy.

GA HIA, LLC

/s/ Robert Mudd			(Seal)
By:	ROBERT MUDD	Date
Its:	MEMBER/MANAGER

/s Jay William Roth			(Seal)
JAY WILLIAM ROTH		Date
Individually

OLD MILL LLC

/s/ Matthew R. Craddock		12/27/22	(Seal)
By:	MATTHEW R. CRADDOCK	Date
Its:	MEMBER/MANAGER

MATTHEW R. CRADDOCK IRREVOCABLE TRUST

/s/ Matthew R. Craddock		12/27/22	(Seal)
MATTHEW R. CRADDOCK		Date
Trustee for MATTHEW R. CRADDOCK IRREVOCABLE TRUST

By signing this Agreement, Lender acknowledges reading, understanding, and agreeing to all its provisions.

Pinnacle Bank

/s/ Steve Taylor			(Seal)
By:	Steve Taylor	Date
Its:	Vice President / Business Banker

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